SEVENTH AMENDMENT
                                       TO
                               ADVISORY AGREEMENT
                                     BETWEEN
               METRIC INCOME TRUST SERIES, INC. AND METRIC REALTY




         THIS SEVENTH AMENDMENT TO ADVISORY AGREEMENT is dated as of April 1, 1996, between Metric Income Trust Series, Inc., a California corporation (the "Fund") and Metric Realty, an Illinois general partnership, successor in interest to Metric Partners (the "Advisor").

         WHEREAS, the Fund entered into an Advisory Agreement with the Advisor dated as of June 29, 1989 and Amendments to such Agreement dated as of January 1, 1991 and April 1 of 1993, 1994 and 1995 (collectively, the "Agreement").

         WHEREAS, the term of the Agreement expired on March 31, 1996 and the Fund and the Advisor desire to renew the term of the Agreement.

         WHEREAS, pursuant to Section 4.9 and 6.2 of the Bylaws of the Fund, the Independent Directors of the Fund have (i) evaluated the performance of the Advisor and (ii) determined that the Advisor's compensation is reasonable in relation to the nature and quality of services performed.

         WHEREAS, the Fund is desirous of renewing the Agreement and the Advisor is willing to continue to perform services under the Agreement.

         NOW, THEREFORE, in consideration of the promises and the mutual covenants in this Amendment, the parties agree as follows:

         1. Paragraph 18 of the Agreement is hereby deleted in its entirety and the following is substituted therefor:

                  "Term: Termination of Agreement. This Agreement shall continue in force until March 31, 1997, and thereafter it may be renewed, subject to the approval of the Independent Directors. Notwithstanding any other provision to the contrary, this Agreement may be terminated without cause upon 60 days' written notice by the Fund to the Advisor or 60 days' written notice by the Advisor to the Fund."

         2. Except as set forth herein, the Agreement remains in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written:

              FUND:            METRIC INCOME TRUST SERIES, INC.,
                               a California corporation

                                         /s/ Herman H. Howerton
                                         ---------------------------------------
                                         Herman H. Howerton
                                         Executive Vice President,
                                         General Counsel and Secretary



              ADVISOR:         METRIC REALTY,
                               an Illinois general partnership,

                                BY:      Metric Realty Corp.,
                                         a Delaware corporation,
                                         its managing general partner



                                         By:      /s/ Ronald E. Zuzack
                                                  ------------------------------
                                                  Ronald E. Zuzack
                                                  Executive Vice President